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                                                                    EXHIBIT 32.1



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Dynatronics Corporation on Form 10-K for the period ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kelvyn H. Cullimore, Jr., Chief Executive Officer of the Company, and Terry M. Atkinson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: September 22, 2010        /s/ Kelvyn H. Cullimore, Jr.
                                ----------------------------
                                Kelvyn H. Cullimore, Jr.
                                Chairman, President and Chief Executive Officer
                                (Principal Executive Officer)
                                Dynatronics Corporation



Date: September 22, 2010        /s/ Terry M. Atkinson
                                ---------------------
                                Terry M. Atkinson, CPA
                                Chief Financial Officer
                                (Principal Accounting and Financial Officer)
                                Dynatronics Corporation



The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. ss.1350, and are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.






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